                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 30, 1995


                              SIERRA ON-LINE, INC.
           (Exact name of each registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-17154
                            (Commission File Number)

                                   77-0164293
                        (IRS Employer Identification No.)

         3380 - 146th Place S.E., Suite 300, Bellevue, Washington 98007
              (Address of principal executive offices) (Zip Code)

                                 (206) 649-9800
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         ACQUISITION OF PAPYRUS DESIGN GROUP, INC.

         On November 30, 1995, Sierra On-Line, Inc., a Delaware corporation ("Sierra"), acquired all the outstanding capital stock of Papyrus Design Group, Inc., a Massachusetts corporation ("Papyrus"), in exchange for 1,169,404 shares of Sierra common stock. Sierra also agreed to issue up to an additional 230,594 shares of Sierra common stock in respect of outstanding options to purchase Papyrus capital stock which Sierra assumed in the acquisition.

         The press release issued in connection with the closing of the Acquisition is filed as an exhibit to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are filed with this report:

         Exhibit Number        Description
         --------------        -----------
             99.1              Press release issued November 30, 1995.

         The registrant agrees to furnish supplementally any omitted exhibits or schedules to the Commission upon request.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SIERRA ON-LINE, INC.


                                        By:    /s/ Michael A. Brochu
                                            ------------------------------------
                                            Name:  Michael A. Brochu
                                            Title: President and Chief Operating
                                                   Officer


Dated:  December 4, 1995


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                                  EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------
    99.1             Press Release issued November 30, 1995 regarding the
                     Acquisition.


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